SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  Form 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                      Commission File Number 000-28063


                   February 13, 2002 (February 13, 2002)
              Date of Report (Date Of Earliest Event Reported)


                              deltathree, Inc.
           (Exact name of Registrant as specified in its charter)


         Delaware                                             13-4006766
(State or Other Jurisdiction of                            (IRS Employer
Incorporation or Organization)                           Identification No.)


75 Broad Street, 31st floor, New York, New York               10004
(Address of Principal Executive Office)                    (Zip Code)


                               (212) 500-4850
            (Registrant's telephone number, including area code)


                                    None
    (Former name, former address and former fiscal year, if applicable)



Item 5.  Other Events.

         deltathree, Inc. (the "Registrant") is filing a stock performance chart (the "Chart") comparing cumulative total stockholder return on the Registrant's class A common stock from the Registrant's initial public offering through December 31, 2001 with the cumulative total return on The Nasdaq Stock Market (U.S.) Index and the Nasdaq Telecommunications Index. For purposes of the Chart, it is assumed that the value of the investment in the Registrant's class A common stock and each index was $100 on November 23, 1999. A copy of the Chart is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.


Item 7.  Exhibits.

(c)      Exhibits

Exhibit
No.               Description

 99.1             Stock Performance Chart of deltathree, Inc.



                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                            DELTATHREE, INC.


                                            By: /s/ Paul C. White
                                               --------------------------------
                                                    Paul C. White
                                                    Chief Financial Officer

Date:  February 13, 2002




                              DELTATHREE, INC.
                         CURRENT REPORT ON FORM 8-K
             Report Dated February 13, 2002 (February 13, 2002)



                               EXHIBIT INDEX

Exhibit
No.               Description

99.1              Stock Performance Chart of deltathree, Inc.



                                                               Exhibit 99.1


                          STOCK PERFORMANCE CHART


         The following chart compares the cumulative total stockholder return on the class A common stock of deltathree, Inc. (the "Company") from the date of the Company's initial public offering (November 22, 1999) through December 31, 2001 with the cumulative total return on The Nasdaq Stock Market (U.S.) Index and the Nasdaq Telecommunications Index. For purposes of the chart, it is assumed that the value of the investment in the Company's class A common stock and each index was $100 on November 23, 1999.


[GRAPHIC OMITTED]

               Comparison of 26 Month Cumulative Total Return Among deltathree, Inc.,
            The Nasdaq Stock Market (U.S.) Index and The Nasdaq Telecommunications Index



                                                            Cumulative Total Return
                               ---------------------------------------------------------------------------------
                                11/23/99    11/99    12/99     1/00     2/00     3/00     4/00     5/00     6/00
                               --------- -------- -------- --------  ------- -------- -------- -------- --------
deltathree, Inc.                 $100.00  $195.42  $171.67  $293.33  $279.17  $139.59    74.17    44.59    97.09
Nasdaq Stock Market (U.S.)        100.00    99.66   121.58   117.09   139.37   136.49   114.80   100.95   118.68
Nasdaq Telecommunications Market  100.00    97.71   113.25   112.91   123.91   120.23    97.96    81.89    94.90


                               ---------------------------------------------------------------------------------
                                    7/00     8/00     9/00    10/00    11/00    12/00     1/01     2/01     3/01
                               --------- -------- -------- --------  ------- -------- -------- -----------------
deltathree, Inc.                   57.50    42.50    24.17    20.00    11.25     7.92    17.50    11.25     8.33
Nasdaq Stock Market (U.S.)        112.25   125.52   109.21   100.24    77.23    73.13    82.00    63.48    54.59
Nasdaq Telecommunications Market   84.46    85.86    75.76    66.17    48.13    48.24    60.55    48.25    42.50


                               ---------------------------------------------------------------------------------
                                    4/01     5/01     6/01     7/01      8/01    9/01    10/01    11/01    12/01
                               --------- -------- -------- --------  ---------------- -------- -------- --------
deltathree, Inc.                    7.00     6.33     4.93     3.93      2.40    5.33     5.13     4.93     6.00
Nasdaq Stock Market (U.S.)         62.73    62.66    64.34    60.25     53.68   44.64    50.36    57.53    58.03
Nasdaq Telecommunications Market   44.17    41.53    40.24    36.49     32.29   29.31    28.60    31.62    32.29